Commitments and Contingencies	6 Months Ended
Jun. 30, 2018
Commitments And Contingencies [Abstract]
Commitments and Contingencies

24. COMMITMENTS AND CONTINGENCIES

A) Commitments

Cenovus has entered into various commitments in the normal course of operations primarily related to demand charges on firm transportation agreements. In addition, the Company has commitments related to its risk management program and an obligation to fund its defined benefit pension and other post-employment benefit plans. Additional information related to the Company’s commitments can be found in the notes to the annual Consolidated Financial Statements for the year ended December 31, 2017.

As at June 30, 2018, total commitments were $21 billion, of which $18 billion were for various transportation commitments. Transportation commitments include $9 billion that are subject to regulatory approval or have been approved but are not yet in service (December 31, 2017 – $9 billion). Terms are up to 20 years subsequent to the date of commencement and should help align the Company’s future transportation requirements with anticipated production growth.

As at June 30, 2018, there were outstanding letters of credit aggregating $374 million issued as security for performance under certain contracts (December 31, 2017 – $376 million).

B) Contingencies

Legal Proceedings

Cenovus is involved in a limited number of legal claims associated with the normal course of operations. Cenovus believes that any liabilities that might arise from such matters, to the extent not provided for, are not likely to have a material effect on its Consolidated Financial Statements.

Contingent Payment

In connection with the Acquisition, Cenovus agreed to make quarterly payments to ConocoPhillips during the five years subsequent to May 17, 2017 for quarters in which the average WCS crude oil price exceeds $52.00 per barrel during the quarter. As at June 30, 2018, the estimated fair value of the contingent payment was $635 million (see Note 13).